UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 6, 2009

NILE THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-34058	88-0363465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

115 Sansome Street, Suite 310

San Francisco, California 94104

(Address of Principal Executive Offices)

(415) 875-7880

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On August 6, 2009, Nile Therapeutics, Inc. (the “Company”) engaged Crowe Horwath LLP (“Crowe”) to be the Company’s independent registered public accounting firm. The engagement of Crowe was the result of the combination of Hays & Company LLP (“Hays”), formerly the Company’s independent registered public accounting firm, with Crowe. The Company understands from Crowe that the same Hays personnel that served the Company in the past will continue to serve the Company following its engagement of Crowe. The Company further understands that Hays combination with Crowe occurred as a matter of law; the Company took no action to dismiss Hays, and Hays has not informed the Company that it resigned, as the Company’s principal independent accountant. The engagement of Crowe was approved by the Audit Committee of the Company’s Board of Directors.

The reports of Hays on their audit of the Company’s financial statements as of and for the two most recently completed fiscal years, December 31, 2008 and 2007, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: Hays’ report on the Company’s financial statements as of and for the year ended December 31, 2008, which financial statements were included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, contained an explanatory paragraph that included a statement that the Company’s lack of revenue and recurring losses from operations raised substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recently completed fiscal years and the subsequent interim period through August 6, 2009, the date of the Company’s engagement of Crowe, there were no disagreements with Hays on any matter of accounting principles and practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Hays, would have caused them to make reference thereto in their report on the financial statements for such years. During the Company’s two most recently completed fiscal years and through August 6, 2009, none of the reportable events specified in Item 304(a)(v) of Regulation S-K have occurred.

The Company has requested that Hays furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated August 11, 2009, is filed as Exhibit 16.1 to this report.

During the two most recent fiscal years and through August 6, 2009, the Company has not consulted with Crowe regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that Hays concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement and required to be reported under Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter, dated August 11, 2009, from Hays & Company LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NILE THERAPEUTICS, INC.

Date: August 11, 2009	By:	/s/ Daron Evans
Daron Evans
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter, dated August 11, 2009, from Hays & Company LLP to the Securities and Exchange Commission.